                                                              Exhibit (m)(1)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $8,765.97
                     = $200,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4      $7,135.40
+ Annual Premium*                      $2,500.00
- Premium Expense Charge**                $87.50
- Monthly Deduction***                   $608.64
- Mortality & Expense Charge****          $82.96
+ Hypothetical Rate of Return*****      ($90.33)
                                        --------
=                                         $8,766 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                    COI
           -----                    ---

             1                   $43.64
             2                   $43.65
             3                   $43.67
             4                   $43.68
             5                   $43.70
             6                   $43.71
             7                   $43.73
             8                   $43.74
             9                   $43.76
            10                   $43.77
            11                   $43.79
            12                   $43.80

            Total               $524.64

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month           Interest
           -----           --------

             1              ($7.82)
             2              ($7.77)
             3              ($7.72)
             4              ($7.66)
             5              ($7.61)
             6              ($7.55)
             7              ($7.50)
             8              ($7.45)
             9              ($7.39)
            10              ($7.34)
            11              ($7.29)
            12              ($7.23)

         Total             ($90.33)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $8,765.97
- Year 5 Surrender Charge             $2,084.00
                                      ---------
=                                        $6,682 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $10,598.27
                     = $200,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $8,359.84
+ Annual Premium*                     $2,500.00
- Premium Expense Charge**               $87.50
- Monthly Deduction***                  $604.49
- Mortality & Expense Charge****         $94.02
+ Hypothetical Rate of Return*****      $524.44
                                        -------
=                                       $10,598 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $43.36
             2               $43.36
             3               $43.36
             4               $43.37
             5               $43.37
             6               $43.37
             7               $43.38
             8               $43.38
             9               $43.38
            10               $43.39
            11               $43.39
            12               $43.39

            Total           $520.49

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1                $44.03
             2                $43.97

             3                $43.91
             4                $43.85
             5                $43.79
             6                $43.73
             7                $43.67
             8                $43.61
             9                $43.56
            10                $43.49
            11                $43.43
            12                $43.37

            Total            $524.44

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $10,598.27
- Year 5 Surrender Charge             $2,084.00
                                      ---------
=                                        $8,514 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $12,753.71
                     = $200,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $9,743.17
+ Annual Premium*                     $2,500.00
- Premium Expense Charge**               $87.50
- Monthly Deduction***                  $599.71
- Mortality & Expense Charge****        $106.52
+ Hypothetical Rate of Return*****    $1,304.27
                                      ---------
=                                       $12,754 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $43.04
             2               $43.03
             3               $43.02
             4               $43.00
             5               $42.99
             6               $42.98
             7               $42.97
             8               $42.96
             9               $42.95
            10               $42.94
            11               $42.92
            12               $42.91

            Total           $515.71

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $106.32
             2               $106.74
             3               $107.16
             4               $107.59
             5               $108.02
             6               $108.45
             7               $108.89
             8               $109.33
             9               $109.77
            10               $110.22
            11               $110.67
            12               $111.12

         Total             $1,304.27

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $12,753.71
- Year 5 Surrender Charge             $2,084.00
                                      ---------
=                                       $10,670 (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $8,437.84
                     = $200,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4      $6,878.15
+ Annual Premium*                      $2,500.00
- Premium Expense Charge**                $87.50
- Monthly Deduction***                   $685.14
- Mortality & Expense Charge****          $80.27
+ Hypothetical Rate of Return*****      ($87.40)
                                        --------
=                                         $8,438 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $47.50
             2               $47.51
             3               $47.53
             4               $47.55
             5               $47.57

             6               $47.59
             7               $47.60
             8               $47.62
             9               $47.64
            10               $47.66
            11               $47.67
            12               $47.69

         Total              $571.14

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               ($7.61)
             2               ($7.55)
             3               ($7.49)
             4               ($7.43)
             5               ($7.37)
             6               ($7.31)
             7               ($7.25)
             8               ($7.20)
             9               ($7.14)
            10               ($7.08)
            11               ($7.02)
            12               ($6.96)

         Total              ($87.40)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $8,437.84
- Year 5 Surrender Charge             $2,084.00
                                      ---------
=                                        $6,354 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $10,219.73
                     = $200,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $8,071.14
+ Annual Premium*                     $2,500.00
- Premium Expense Charge**               $87.50
- Monthly Deduction***                  $680.74
- Mortality & Expense Charge****         $91.06
+ Hypothetical Rate of Return*****      $507.89
                                        -------
=                                       $10,220 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $47.20
             2               $47.20
             3               $47.21
             4               $47.21
             5               $47.22
             6               $47.23
             7               $47.23
             8               $47.24
             9               $47.24
            10               $47.25
            11               $47.25
            12               $47.26

         Total              $566.74

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1                $42.82
             2                $42.73
             3                $42.64
             4                $42.55
             5                $42.46
             6                $42.37
             7                $42.28
             8                $42.19
             9                $42.10
            10                $42.01
            11                $41.92
            12                $41.82

            Total            $507.89

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $10,219.73
- Year 5 Surrender Charge             $2,084.00
                                      ---------
=                                        $8,136 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $12,317.69
                     = $200,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $9,419.93

+ Annual Premium*                     $2,500.00
- Premium Expense Charge**               $87.50
- Monthly Deduction***                  $675.68
- Mortality & Expense Charge****        $103.25
+ Hypothetical Rate of Return*****    $1,264.18
                                      ---------
=                                       $12,318 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $46.86
             2               $46.85
             3               $46.84
             4               $46.83
             5               $46.82
             6               $46.81
             7               $46.80
             8               $46.79
             9               $46.78
            10               $46.77
            11               $46.76
            12               $46.75

            Total           $561.68

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month          Interest
           -----          --------

             1               $103.43
             2               $103.77
             3               $104.11
             4               $104.46

             5               $104.80
             6               $105.15
             7               $105.51
             8               $105.86
             9               $106.22
            10               $106.59
            11               $106.95
            12               $107.32

            Total          $1,264.18

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $12,317.69
- Year 5 Surrender Charge             $2,084.00
                                      ---------
=                                       $10,234 (rounded to the nearest dollar)